FOR IMMEDIATE RELEASE

Labcorp Contacts:

Media: Michele Mazur — 336-436-8263
Media@Labcorp.com

Investors: Chas Cook — 336-436-5076
Investor@Labcorp.com

LABCORP ENTERS COMPREHENSIVE, LONG-TERM LABORATORY RELATIONSHIP WITH ASCENSION

Arrangement Includes Labcorp’s Acquisition of Certain Outreach Laboratory Assets

Strategic Collaboration Expands Patient Access to Labcorp’s Services, Drives Efficiencies and Advances
Clinical Innovation

BURLINGTON, N.C., Feb. 9, 2022 — Labcorp (NYSE: LH), a leading global life sciences company, today announced that it has entered into agreements to create a comprehensive strategic relationship with Ascension, one of the nation’s leading Catholic and non-profit health systems. Through the expansive strategic collaboration, Labcorp will manage Ascension’s hospital-based laboratories in 10 states and purchase select assets of the health system’s outreach laboratory business. This long-term relationship will expand Labcorp’s clinical laboratory services in several states across the country while creating opportunities to enhance care across all clinical areas.

The transactions build on Labcorp’s strong track record of establishing health system relationships that foster innovation and create value for patients, clinicians and communities. The relationship allows Ascension to leverage Labcorp’s scientific expertise, technology and scale in therapeutic areas such as oncology, neurology and women’s health—thereby enhancing existing laboratory services and offerings. Ascension’s patients and clinician network will also have access to Labcorp’s leading diagnostics and at-home test collection services.

“By connecting two mission-driven organizations delivering high-quality service and care, we can provide care teams with the information and tools needed to make the best possible decisions to improve patient outcomes,” said Adam Schechter, chairman and CEO of Labcorp. “This relationship highlights Labcorp’s ability to help health systems effectively manage industry-wide shifts, and offer patients expanded testing services as we work to improve health and improve lives.”

The lab management arrangement will cover Ascension’s hospital laboratories in Alabama, Florida, Kansas, Maryland, Michigan, New York, Oklahoma, Tennessee, Texas and Wisconsin. Additionally, Labcorp will work to improve standardization and efficiency using proprietary analytic tools and processes.

“This collaboration will allow us to continue our transformation as we find new and innovative ways to care for those that we’re privileged to serve during these unprecedented times,” said Joe Cacchione, M.D., executive vice president of clinical and network services at Ascension. “We will work closely with Labcorp to ensure that our patients and clinicians have a seamless experience.”

The transactions represent the national implementation of a laboratory services model that has proven successful both locally and regionally in fostering innovation and creating value for patients, providers and communities. It sets the stage for a long-term relationship designed to adapt to a changing health care environment.

Through Labcorp Drug Development, Ascension will be able to present enhanced opportunities for physicians and patients, including access to clinical trials, innovative new therapies and, where appropriate, new treatment options.

The transactions are subject to customary closing conditions and applicable regulatory approvals. Other terms of the transactions were not disclosed. The parties anticipate that the transactions will close in the first half of 2022. The organizations will work together to plan and implement a smooth, thoughtful transition that maintains continuity of services for patients, hospitals, clients and clinicians while providing direct access to the additional capabilities of Labcorp.
About Labcorp
Labcorp is a leading global life sciences company that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions. Through our unparalleled diagnostics and drug development capabilities, we provide insights and accelerate innovations to improve health and improve lives. With over 70,000 employees, we serve clients in more than 100 countries. Labcorp (NYSE: LH) reported revenue of $14 billion in FY2020. Learn more about us at www.Labcorp.com or follow us on LinkedIn and Twitter @Labcorp.
About Ascension
Ascension is a faith-based health care organization headquartered in St. Louis, Missouri and dedicated to transformation through innovation across the continuum of care. As one of the leading non-profit and Catholic health systems in the U.S., Ascension is committed to delivering compassionate, personalized care to all, with special attention to persons living in poverty and those most vulnerable. In FY2021, Ascension provided $2.3 billion in care of persons living in poverty and other community benefit programs. Ascension includes more than 150,000 associates and 40,000 aligned providers. The national health system operates more than 2,600 sites of care—including 142 hospitals and more than 40 senior living facilities—in 19 states and the District of Columbia, while providing a variety of services including clinical and network services, venture capital investing, investment management, biomedical engineering, facilities management, risk management, and contracting through Ascension’s own group purchasing organization.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, including but not limited to statements with respect to the anticipated impact of the transactions on expanding patient access to laboratory testing services, driving efficiencies and advancing clinical outcomes; expected timing to closing, and other potential benefits of the parties’ strategic relationship.
Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company’s control, including without limitation, the risk that the transaction may not be completed in a timely manner or at all; expected timing to closing; the failure to satisfy closing conditions, including the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements; the impact of the COVID-19 pandemic and its impact on the company’s business and financial condition and on general economic, business, and market conditions; the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic, competitive actions and other unforeseen changes and general uncertainties in the marketplace; changes in government regulations; customer purchasing decisions, including changes in payer regulations or policies; other adverse actions of governmental and third-party payers; changes in testing guidelines or recommendations; federal, state, and local government responses to the COVID-19 pandemic; the effect of public opinion on the company’s reputation; adverse results in material litigation matters; the impact of changes in tax laws and regulations; failure to maintain or develop customer relationships; the company’s ability to develop or acquire new products and adapt to technological changes; failure in information technology, systems or data security; adverse weather conditions; employee relations; and personnel costs. These factors, in some cases, have affected and in the future (together with other factors) could affect the company’s ability to implement the company’s business strategy and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any forward-looking statements.
The company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company’s other filings with the SEC. The information in this press release should be read in conjunction with a review of the company’s filings with the SEC including the information in the company’s most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

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